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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported: August 31, 2006)

                   North American Galvanizing & Coatings, Inc.
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               (Exact name of registrant as specified in charter)

           Delaware                      1-3920                  71-0268502
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of  incorporation)                                      Identification No.)


            5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma 74135
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               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (918) 494-0964

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2006, North American Galvanizing & Coatings, Inc. prepaid the Company's $1 million of outstanding 10% subordinated promissory notes. The maturity date of the notes was February 17, 2007.

The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.






























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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 5, 2006

                                  North American Galvanizing & Coatings, Inc.


                                  By: /s/ Beth B. Hood
                                      Beth B. Hood
                                      Vice President and Chief Financial Officer